UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported: March 1, 2012)

Gulf United Energy, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-52322	20-5893642
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 22165
Houston, Texas 77227-2165
(Address of principal executive offices and Zip Code)

Registrant's telephone number, including area code: (713) 942-6575

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR240.14d-2(b))

[_] Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

ITEM 8.01 Other Events

Gulf United Energy, Inc. (the “Company”) is filing this Current Report on Form 8-K to provide an operation update on the Tamandua #1 well, the initial well drilled on Block CPO-4 located in the Llanos Basin, Colombia.

As of March 1, 2012, the Tamandua #1 well on Block CPO4 in Colombia reached total depth at 15,562 feet, where the Paleozoic economic basement was encountered.  Oil shows were encountered in each of the target reservoirs, being the C7, C9, Mirador, Barco/Guadalupe, Gacheta and Une, based upon data collected from mud logs (cuttings and gas chromatograph) and logging while drilling tools (resistivity and gamma ray).  As disclosed in the Company’s Form 10-Q filed with the Securities and Exchange Commission on January 17, 2012, logging while drilling tools indicated 200 feet of net resistive sands in the C7 and 140 feet of net resistive sands in the C9.  While actual pay cannot be determined without further testing, data obtained from mud logs and logging while drilling tools suggests an additional 430 feet of possible net oil pay within the 1,649 foot bottom-hole portion of the wellbore (Mirador, Barco/Guadalupe, Gacheta and Une) Conditions in the bottom-hole, however, including extreme heat and sloughing shales, have prevented the partners from casing or collecting additional evaluation data below 13,913 feet.

By virtue of being cased, the C7 and C9 reservoirs are protected, and the operator has decided to test the C7 and C9.  It is anticipated that the reservoirs in the open bottom- hole portion of this well will be fully evaluated in subsequent wells in the immediate area, such wells to be designed to negate the hostile downhole conditions encountered in this wellbore.  The operator is currently preparing to test the C7 and C9, and facilities are on site for completion and production.

Disclosures in this Form 8-K may contain forward-looking statements relating to anticipated or expected events, activities, trends or results.  Forward-looking statements, can be identified by the use of forward looking terminology such as "believes," "suggests," "expects," "may," "goal," "estimates," "should," "likelihood," "plans," "targets," "intends," "could," or "anticipates," or the negative thereof, or other variations thereon, or comparable terminology, or by discussions of strategy or objectives. Because forward-looking statements relate to matters that have not yet occurred, these statements are inherently subject to risks and uncertainties. Forward-looking statements in this release include, without limitation, the Company’s expectations of the oil and gas in place, drilling, completion, and production schedules and success rates, the reliability of 2D and 3D data, resource information and other performance results, or the likelihood that the Tamandua #1 well will be successful. These statements are made to provide the public with management’s current assessment of the Company’s business, and it should not be assumed that these reserves are proven recoverable as defined by SEC guidelines or that actual drilling results will prove these statements to be correct. Security holders are cautioned that such forward-looking statements involve risks and uncertainties. The forward-looking statements contained in this Form 8-K speak only as of the date of this Form 8-K, and the Company expressly disclaims any obligation or undertaking to report any updates or revisions to any such statement to reflect any change in the Company’s expectations or any change in events, conditions or circumstances on which any such statement is based. Certain factors may cause results to differ materially from those anticipated by some of the statements made in this release. Please carefully review our filings with the SEC as we have identified many risk factors that impact our business plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  March 2, 2012

GULF UNITED ENERGY, INC.

By:	/S/ JOHN B. CONNALLY III
John B. Connally III, Chief Executive Officer